Exhibit (m)(3): Calculations of Illustrations for VUL IV/VUL IV -- ES NY 2008 Revisions

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $12,801.96
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $10,459.25
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   122.50
- Monthly Deduction***               $   774.52
- Mortality & Expense Charge****     $   120.75
+ Hypothetical Rate of Return*****   $  (139.53)
                                     ----------
=                                    $12,801.96  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 64.46
2       $ 64.48
3       $ 64.49
4       $ 64.51
5       $ 64.52
6       $ 64.54
7       $ 64.55
8       $ 64.57
9       $ 64.58
10      $ 64.59
11      $ 64.61
12      $ 64.62

Total   $774.52

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
1       $ (12.04)
2       $ (11.97)
3       $ (11.89)
4       $ (11.82)
5       $ (11.74)
6       $ (11.66)
7       $ (11.59)
8       $ (11.51)
9       $ (11.44)
10      $ (11.36)
11      $ (11.29)
12      $ (11.21)

Total   $(139.53)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $12,801.96
- Year 5 Surrender Charge            $ 4,168.00
                                     ----------
=                                    $    8,634 (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $15,463.90
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $12,239.32
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   122.50

- Monthly Deduction***               $   770.13
- Mortality & Expense Charge****     $   136.82
+ Hypothetical Rate of Return*****   $   754.03
                                     ----------
=                                    $   15,464 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 64.17
2       $ 64.17
3       $ 64.17
4       $ 64.17
5       $ 64.17
6       $ 64.18
7       $ 64.18
8       $ 64.18
9       $ 64.18
10      $ 64.18
11      $ 64.19
12      $ 64.19

Total   $770.13

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
1       $  63.12
2       $  63.07
3       $  63.02
4       $  62.97
5       $  62.91
6       $  62.86

7       $  62.81
8       $  62.76
9       $  62.71
10      $  62.66
11      $  62.60
12      $  62.55

Total   $ 754.03

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $15,463.90
- Year 5 Surrender Charge            $ 4,168.00
                                     ----------
=                                    $   11,296 (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $18,593.67
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $14,249.10
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   122.50
- Monthly Deduction***               $   765.07
- Mortality & Expense Charge****     $   154.96
+ Hypothetical Rate of Return*****   $ 1,887.10
                                     ----------
=                                    $   18,594 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 63.83
2       $ 63.82
3       $ 63.80
4       $ 63.79
5       $ 63.78
6       $ 63.76
7       $ 63.75
8       $ 63.74
9       $ 63.72
10      $ 63.71
11      $ 63.70
12      $ 63.68

Total   $765.07

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   ---------
1       $  153.45
2       $  154.13
3       $  154.81
4       $  155.49
5       $  156.18
6       $  156.87
7       $  157.58
8       $  158.28
9       $  159.00
10      $  159.71
11      $  160.44
12      $  161.17

Total   $1,887.10

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $18,593.67
- Year 5 Surrender Charge            $ 4,168.00
                                     ----------
=                                    $   14,426 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $98,602.71
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $80,208.03
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $   875.00
- Monthly Deduction***               $ 3,745.72
- Mortality & Expense Charge****     $   920.69
+ Hypothetical Rate of Return*****   $(1,063.91)
                                     ----------
=                                    $   98,603   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  311.71
2       $  311.79
3       $  311.87
4       $  311.95
5       $  312.03
6       $  312.10
7       $  312.18
8       $  312.26
9       $  312.34

10      $  312.42
11      $  312.50
12      $  312.58

Total   $3,745.72

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ----------
1       $   (90.96)
2       $   (90.54)
3       $   (90.12)
4       $   (89.70)
5       $   (89.28)
6       $   (88.86)
7       $   (88.45)
8       $   (88.03)
9       $   (87.61)
10      $   (87.20)
11      $   (86.78)
12      $   (86.37)

Total   $(1,063.91)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $98,602.71
- Year 5 Surrender Charge            $20,840.00
                                     ----------
=                                    $   77,763 (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $118,706.65
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $93,596.43
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $   875.00
- Monthly Deduction***               $ 3,713.10
- Mortality & Expense Charge****     $ 1,041.50
+ Hypothetical Rate of Return*****   $ 5,739.82
                                     ----------
=                                    $  118,707 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  309.50
2       $  309.49
3       $  309.47
4       $  309.46
5       $  309.45
6       $  309.43
7       $  309.42
8       $  309.41
9       $  309.39
10      $  309.38
11      $  309.36
12      $  309.35

Total   $3,713.10

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   ---------
1       $  476.50
2       $  476.83
3       $  477.15
4       $  477.48
5       $  477.81
6       $  478.15
7       $  478.48
8       $  478.81
9       $  479.15
10      $  479.48
11      $  479.82
12      $  480.16

Total   $5,739.82

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $118,706.65
- Year 5 Surrender Charge            $ 20,840.00
                                     -----------
=                                    $    97,867 (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $142,306.41
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $108,693.07
+ Annual Premium*                    $ 25,000.00
- Premium Expense Charge**           $    875.00
- Monthly Deduction***               $  3,675.64
- Mortality & Expense Charge****     $  1,177.69
+ Hypothetical Rate of Return*****   $ 14,341.67
                                     -----------
=                                    $   142,306 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  307.01
2       $  306.88
3       $  306.76
4       $  306.63
5       $  306.50
6       $  306.37
7       $  306.24
8       $  306.11
9       $  305.98
10      $  305.85
11      $  305.71
12      $  305.58

Total   $3,675.64

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ----------
1       $ 1,157.81
2       $ 1,164.41
3       $ 1,171.07
4       $ 1,177.78
5       $ 1,184.55
6       $ 1,191.37
7       $ 1,198.25
8       $ 1,205.19
9       $ 1,212.18
10      $ 1,219.23
11      $ 1,226.34
12      $ 1,233.50

Total   $14,341.67

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $142,306.41
- Year 5 Surrender Charge            $ 20,840.00
                                     -----------
=                                    $   121,466 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $12,102.18
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $9,907.82
+ Annual Premium*                    $3,500.00
- Premium Expense Charge**           $  122.50
- Monthly Deduction***               $  935.25
- Mortality & Expense Charge****     $  115.00
+ Hypothetical Rate of Return*****   $ (132.89)
                                     ---------
=                                    $  12,102   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 70.34
2       $ 70.36
3       $ 70.37
4       $ 70.39
5       $ 70.41
6       $ 70.43
7       $ 70.45
8       $ 70.47
9       $ 70.48
10      $ 70.50
11      $ 70.52
12      $ 70.54

Total   $845.25

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
1       $ (11.55)
2       $ (11.46)
3       $ (11.38)
4       $ (11.29)
5       $ (11.20)
6       $ (11.12)
7       $ (11.03)
8       $ (10.94)
9       $ (10.86)
10      $ (10.77)
11      $ (10.69)
12      $ (10.60)

Total   $(132.89)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $12,102.18
- Year 5 Surrender Charge            $ 4,168.00
                                     ----------
=                                    $    7,934 (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $14,653.35
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $11,618.03
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   122.50
- Monthly Deduction***               $   930.66
- Mortality & Expense Charge****     $   130.45
+ Hypothetical Rate of Return*****   $   718.93
                                     ----------
=                                    $   14,653 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 70.03
2       $ 70.03
3       $ 70.04
4       $ 70.04
5       $ 70.05
6       $ 70.05
7       $ 70.06
8       $ 70.06
9       $ 70.07
10      $ 70.07
11      $ 70.08
12      $ 70.08

Total   $840.66

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04% The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
1       $  60.54
2       $  60.43
3       $  60.32
4       $  60.20
5       $  60.09
6       $  59.97
7       $  59.86
8       $  59.74
9       $  59.62
10      $  59.51
11      $  59.39
12      $  59.27

Total   $ 718.93

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $14,653.35
- Year 5 Surrender Charge            $ 4,168.00
                                     ----------
=                                    $   10,485 (rounded to the nearest dollar)

III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $17,656.19
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $13,550.78
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   122.50
- Monthly Deduction***               $   925.37
- Mortality & Expense Charge****     $   147.91
+ Hypothetical Rate of Return*****   $ 1,801.19
                                     ----------
=                                    $   17,656 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 69.67
2       $ 69.66
3       $ 69.65
4       $ 69.64
5       $ 69.63
6       $ 69.62
7       $ 69.61
8       $ 69.60
9       $ 69.59
10      $ 69.58
11      $ 69.56
12      $ 69.55

Total   $835.37

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04% The monthly interest amounts earned for year 5 are:

Month   Interest
-----   ---------
1       $  147.24
2       $  147.74
3       $  148.25
4       $  148.77
5       $  149.29
6       $  149.81
7       $  150.34
8       $  150.87
9       $  151.41
10      $  151.95
11      $  152.49
12      $  153.04

Total   $1,801.19

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $17,656.19
- Year 5 Surrender Charge            $ 4,168.00
                                     ----------
=                                    $   13,488 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $96,564.46
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $78,625.11
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $   875.00
- Monthly Deduction***               $ 4,236.93
- Mortality & Expense Charge****     $   904.04
+ Hypothetical Rate of Return*****   $(1,044.67)
                                     ----------
=                                    $   96,564   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  345.06
2       $  345.15
3       $  345.25
4       $  345.34
5       $  345.44
6       $  345.53
7       $  345.63
8       $  345.72
9       $  345.81
10      $  345.91
11      $  346.00
12      $  346.09

Total   $4,146.93

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ----------
1       $   (89.54)
2       $   (89.09)
3       $   (88.64)
4       $   (88.18)
5       $   (87.73)
6       $   (87.28)
7       $   (86.83)
8       $   (86.38)
9       $   (85.93)
10      $   (85.48)
11      $   (85.03)
12      $   (84.58)

Total   $(1,044.67)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $96,564.46
- Year 5 Surrender Charge            $20,840.00
                                     ----------
=                                    $   75,724 (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $116,356.91
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $91,817.86
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $   875.00
- Monthly Deduction***               $ 4,201.40
- Mortality & Expense Charge****     $ 1,023.13
+ Hypothetical Rate of Return*****   $ 5,638.57
                                     ----------
=                                    $  116,357 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  342.65
2       $  342.64
3       $  342.64
4       $  342.63

5       $  342.63
6       $  342.62
7       $  342.61
8       $  342.61
9       $  342.60
10      $  342.59
11      $  342.59
12      $  342.58

Total   $4,111.40

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   ---------
1       $  469.12
2       $  469.25
3       $  469.39
4       $  469.53
5       $  469.67
6       $  469.81
7       $  469.95
8       $  470.09
9       $  470.23
10      $  470.37
11      $  470.51
12      $  470.65

Total   $5,638.57

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $116,356.91
- Year 5 Surrender Charge            $ 20,840.00
                                     -----------
=                                    $    95,517 (rounded to the nearest dollar)

III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $139,601.02
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $106,699.22
+ Annual Premium*                    $ 25,000.00
- Premium Expense Charge**           $    875.00
- Monthly Deduction***               $  4,160.57
- Mortality & Expense Charge****     $  1,157.42
+ Hypothetical Rate of Return*****   $ 14,094.78
                                     -----------
=                                    $   139,601 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  339.93
2       $  339.81
3       $  339.68
4       $  339.55
5       $  339.42
6       $  339.29
7       $  339.15
8       $  339.02
9       $  338.88
10      $  338.75
11      $  338.61
12      $  338.47

Total   $4,070.57

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ----------
1       $ 1,140.03
2       $ 1,146.14
3       $ 1,152.30
4       $ 1,158.51
5       $ 1,164.77
6       $ 1,171.08
7       $ 1,177.44
8       $ 1,183.86
9       $ 1,190.33
10      $ 1,196.85
11      $ 1,203.42
12      $ 1,210.05

Total   $14,094.78

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $139,601.02
- Year 5 Surrender Charge            $ 20,840.00
                                     -----------
=                                    $   118,761 (rounded to the nearest dollar)